UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 10, 2022

Chicago Rivet & Machine Co.

(Exact Name of Registrant as Specified in Charter)

Illinois	000-01227	36-0904920
(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification No.)

901 Frontenac Road, Naperville, Illinois       60563

(Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code (630) 357-8500

____________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	CVR	NYSE American (Trading privileges only, not registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of the chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting of Stockholders was held on May 10, 2022.  At the meeting, (1) the seven nominees named in the Company’s proxy statement dated March 23, 2022 were elected to serve for a term ending at the Annual Meeting in 2023, (2) the advisory vote on executive compensation was approved and (3) the selection of Crowe LLP to serve as the Company’s independent registered public accounting firm for 2022 was ratified.

The voting results for each proposal are set forth below:

Election of Directors:

           Votes For     Votes Withheld    Broker Non-Votes

Michael J. Bourg550,55935,522236,456

Kent H. Cooney530,46347,096236,456

Patricia M. Miller588,12329,650236,456

Kurt Moders607,15218,606236,456

James W. Morrissey550,52435,537236,456

Walter W. Morrissey556,83632,833236,456

John L. Showel528,78348,852236,456

Approval, by non-binding vote, of the Company’s executive compensation as described in the Company’s 2022 proxy statement:

Votes For      Votes AgainstAbstentions     Broker Non-Votes

539,23929,242      8,452236,456

Ratification of Crowe LLP as the Company’s independent registered public accounting firm for 2022:

           Votes For      Votes Against      Abstentions        Broker Non-Votes

787,844 18,890       6,655           0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO RIVET & MACHINE CO.

By: /s/ Michael J. Bourg

Date:May 11, 2022Michael J. BourgPresident and Treasurer